UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.   )

☑ Filed by the Registrant

☐ Filed by a party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under § 240.14a-12

First Community Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! FIRST COMMUNITY CORPORATION 5455 SUNSET BLVD. LEXINGTON, SC 29072 FIRST COMMUNITY CORPORATION Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on May 18, 2022 Vote by May 17, 2022 11:59 PM ET You invested in FIRST COMMUNITY CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the 2022 Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 18, 2022. Get informed before you vote View the Notice & Proxy Statement/10-K, and form of proxy card online at www.ProxyVote.com OR you can receive a free paper or email copy of the materials by requesting prior to May 4, 2022. If you would like to request a copy of the materials for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* May 18, 2022 11:00 AM Eastern Time 5455 Sunset Blvd Lexington, South Carolina 29072 Directions to attend the Annual Meeting can be found on our website, www.firstcommunitysc.com *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D77823-P68341

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. We encourage you to access and review all of the important information contained in the proxy materials before voting. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D77824-P68341 01) Michael C. Crapps 02) Jan H. Hollar 03) Mickey E. Layden 04) Jane S. Sosebee 1. Election of Class I Directors Nominees: 2. To approve the compensation of our named executive officers as disclosed in the proxy statement (this is a non-binding, advisory vote), (“Say-on-Pay”). 3. To ratify the appointment of Elliott Davis, LLC as our independent registered public accounting firm for 2022. For For For